                                                                    Exhibit 10.2

                                 AMENDMENT NO. 1

            THIS AMENDMENT NO. 1 (this "AMENDMENT") is entered into as of October 30, 2001, by and among:

            (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the "BORROWER"),

            (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, "QUEST DIAGNOSTICS"), as initial servicer hereunder (in such capacity, together with its successors, the "SERVICER"),

            (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), WACHOVIA BANK, N.A., in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and Lloyds TSB Bank plc, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "LLOYDS" and together with Blue Ridge and Wachovia, the "BLUE RIDGE GROUP"),

            (4) ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation (together with its successors, "ATLANTIC" and, together with Blue Ridge, the "CONDUITS"), and Credit Lyonnais New York Branch, in its capacity as a Liquidity Bank to Atlantic (together with its successors, "CLNY" and together with Atlantic, the "ATLANTIC GROUP"),

            (5) WACHOVIA BANK, N.A., in its capacity as agent for the Blue Ridge Group (together with its successors in such capacity, the "BLUE RIDGE AGENT" or a "CO-AGENT"), and Credit Lyonnais New York Branch, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the "ATLANTIC AGENT" or a "CO-AGENT"), and

            (6) WACHOVIA BANK, N.A., as administrative agent for the Blue Ridge Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "ADMINISTRATIVE AGENT" and together with each of the Co-Agents, the "AGENTS"), with respect to that certain Amended and Restated Credit and Security Agreement dated as of September 28, 2001 by and among the parties hereto other than Lloyds (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement

                              W I T N E S S E T H :

            WHEREAS, the parties wish to add Lloyds to the Agreement as a member of the Blue Ridge Group; and

            WHEREAS, in order to induce Lloyds to join the Blue Ridge Group, the parties wish to amend the Agreement as otherwise hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows.

            1.    AMENDMENTS.

            1.1. Lloyds is hereby added as a Blue Ridge Liquidity Bank with an initial Commitment of $50,000,000.00, and Wachovia's Commitment is hereby reduced to $156,000,000..

            1.2. Section 1.7 of the Agreement is hereby amended to insert "as" after "well" in line 5 thereof.

            1.3. Section 1.8(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (a) Provided that no Unmatured Default or Event of Default exists and is continuing, the Borrower may request one or more Liquidity Bank(s) to extend its Scheduled Termination Date by submitting a request for an extension (each, an "EXTENSION REQUEST") to the Co-Agents no more than 210 days prior to each such Liquidity Bank's respective Scheduled Termination Date then in effect (it being understood that no such request may be made with respect to CLNY's or Lloyds' Scheduled Termination Date more than 90 days prior to such Liquidity Bank's existing Scheduled Termination Date). Each Extension Request must specify the new Scheduled Termination Date requested by the Borrower for such Liquidity Bank(s) and the date (which must be at least 30 days after the Extension Request is delivered to the Co-Agents and, in the case of CLNY and Lloyds, not more than 60 days prior to their respective existing Scheduled Termination Dates) as of which the applicable Liquidity Bank(s) must respond to the Extension Request (the "RESPONSE DATE"). The new Scheduled Termination Date for each applicable Liquidity Bank shall be no more than 364 days after its existing Scheduled Termination Date, including such existing Scheduled Termination Date as one of the days in the calculation of the days elapsed, and the extension of the Scheduled Termination Date shall not become effective until the existing Scheduled Termination Date.

            1.4 Section 14.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

            Section 14.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Loan Parties, the Co-Agents and Lloyds, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that:

            (a) before either of the Co-Agents enters into such an amendment or grants such a waiver or consent that is deemed to be material by S&P and/or Moody's, the Rating Agency Condition must be satisfied with respect to each of the Conduits,

            (b) without the prior written consent of all Liquidity Banks in a Co-Agent's Group, such Co-Agent will not amend, modify or waive any provision of this Agreement which would (i) reduce the amount of any principal or interest that is payable on account of its Conduit's Loans or delay any scheduled date for payment thereof; (ii) decrease the Required Reserve, decrease the spread included in any Interest Rate or change the Servicer's Fee; (iii) modify this Section 14.1; or (iv) modify any yield protection or indemnity provision which expressly inures to the benefit of assignees or participants of such Co-Agent's Conduit,

            (c) if either Lloyds or one (but not both) of the Co-Agents declines to approve a requested amendment and within 90 days after the Borrower's request for approval of such amendment, and either (i) the Borrower prepays the dissenting Co-Agent's Group's (or, as applicable, Lloyds') Obligations in full or (ii) finds one or more Eligible Assignees to replace such Co-Agent's Group (or, as applicable, Lloyds), then the requested amendment shall become effective on the effective date of such prepayment or assignment as to the remaining Lenders (and, if applicable, as to any replacement Lenders), and

            (d) if either Lloyds or one (but not both) of the Co-Agents declines to approve a requested waiver and (i) the Borrower either (A) identifies one or more Eligible Assignee(s) to accept immediate written assignments of such Co-Agent's Group's (or, as applicable, Lloyds') Commitment(s) and outstanding Obligations, or (B) immediately pays all Obligations owing to the members of such Co-Agent's Group (or, as applicable, Lloyds) in full, and (ii) the Administrative Agent has not already declared the Termination Date to have occurred, such waiver shall become effective as to the remaining Lenders on the effective date of such assignment or repayment.

            1.5. Section 14.8(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (c) Legal Compulsion to Disclose. In the event that any party or anyone to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Program Information, such party will provide the Administrative Agent with prompt written notice so that the Administrative Agent may seek a protective order or other appropriate remedy and/or, if it so chooses, agree that such party may disclose such Program Information pursuant to such request or legal compulsion. In the event that such protective order or other remedy is not obtained, or the Administrative Agent agrees that such Program Information may be disclosed, such party will furnish only that portion of the Program Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information.

            1.6 The following definitions included in Annex A to the Agreement are hereby amended and restated in their entirety to read as follows:

            "APPROVED AMENDMENT" means:

            (a) until such time (if any) that Quest Diagnostics' long-term senior unsecured debt rating from Moody's is raised above Ba1, and for so long as Quest Diagnostics' long-term senior unsecured debt ratings remain at BBB- or higher from S&P and at (but not below) Ba1 from Moody's, any amendment to or waiver of the Credit Agreement to which the requisite banks under the Credit Agreement consent,

            (b) after the time (if any) that Quest Diagnostics' long-term senior unsecured debt rating from Moody's is raised to Baa3 or higher, and for so long as Quest Diagnostics' long-term senior unsecured debt ratings remain at BBB- or higher from S&P and at Baa3 or higher from Moody's, any amendment to or waiver of the Credit Agreement to which the requisite banks under the Credit Agreement consent, and

            (c) at any time while Quest Diagnostics' long-term senior unsecured debt rating from either S&P or Moody's fails to meet the applicable minimum level set forth in (a) or (b) above or any such minimum rating is classified as being on "negative watch" or the equivalent, any amendment to or waiver of the Credit Agreement approved by the requisite banks under the Credit Agreement AND to which either (i) Lloyds and each of the Co-Agents (acting in its capacity as such under this Agreement) gives its written consent on or within 30 days after receipt of a copy of the proposed amendment or waiver, or (ii) one of the Co-Agents but not both of the Co-Agents and Lloyds gives its written consent on or within 30 days after receipt of a copy of the proposed amendment (but not waiver) and the

      Obligations owing the dissenting Co-Agent's Group (or Lloyds, as applicable) are paid in full on or within 60 days after such 30th day.

            "BLUE RIDGE GROUP" has the meaning provided in the preamble to Amendment No. 1 to this Agreement.

            "BLUE RIDGE LIQUIDITY AGREEMENT" means the Second Amended and Restated Liquidity Asset Purchase Agreement dated as of October __, 2001 among Blue Ridge, the Blue Ridge Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

            "HEALTH-CARE-INSURANCE RECEIVABLE" means an interest in or claim under a policy of insurance which is a right to payment of a monetary obligation for health-care goods or services provided.

            "LIQUIDITY BANK" means (a) with respect to Blue Ridge, Wachovia, Lloyds or any Eligible Assignee of Wachovia's or Lloyds' Commitment and Liquidity Commitment, and (b) with respect to Atlantic, CLNY or any Eligible Assignee of CLNY's Commitment and Liquidity Commitment, in each of the foregoing cases, to which the Borrower has consented if required under Section 12.1. A Liquidity Bank will become a "LENDER" hereunder at such time as it makes any Liquidity Funding.

            "LIQUIDITY FUNDING" means (a) a purchase made by any Liquidity Bank pursuant to its Liquidity Commitment of all or any portion of, or any undivided interest in, a Loan of its applicable Conduit, or (b) any Loan made by the applicable Liquidity Banks in lieu of a Conduit pursuant to
      Section 1.1.

            1.7. Exhibit 2.1 of the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit 2.1 to this Amendment.

            2.    REPRESENTATIONS.

            2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

            2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

            3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of (a) a counterpart hereof duly executed by each of the parties hereto and (b) execution and delivery by the parties to the Blue Ridge Liquidity Agreement of a second amendment and restatement thereof in form satisfactory to such parties.

            4.    MISCELLANEOUS.

            4.1. Except as expressly amended hereby, the Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

            4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

            4.3.  EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

            4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

            4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

            4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                            <Signature pages follow>

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

                        QUEST DIAGNOSTICS RECEIVABLES INC.


                        By:
                           ----------------------------------
                           Name:
                           Title:






SERVICER:

                        QUEST DIAGNOSTICS INCORPORATED


                        By:
                           ----------------------------------
                           Name:
                           Title:

ADMINISTRATIVE AGENT:

                        WACHOVIA BANK, N.A., as Administrative Agent
                         and as Blue Ridge Agent

                        By:
                           ----------------------------------
                           Name:
                           Title:




LENDERS:
                        BLUE RIDGE ASSET FUNDING CORPORATION

                        BY: WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                        By:
                           ----------------------------------
                            Name:
                            Title:

                            Initial Commitment: not applicable


                        WACHOVIA BANK, N.A.



                        By:
                           ----------------------------------
                             Name:
                             Title:

                             Initial Commitment: $156,000,000

                        LLOYDS TSB BANK PLC



                        By:
                           ----------------------------------
                             Name:
                             Title:


                        By:
                           ----------------------------------
                             Name:
                             Title:


                             Initial Commitment: $50,000,000

                        ATLANTIC ASSET SECURITIZATION CORP.


                        BY: CREDIT LYONNAIS NEW YORK BRANCH, AS ATTORNEY-IN-FACT



                        By: /s/ Tina Kourmpetis
                           ----------------------------------
                             Name:  Tina Kourmpetis
                             Title: Director

                             Initial Commitment: not applicable




                        CREDIT LYONNAIS NEW YORK BRANCH


                        By: /s/ Tina Kourmpetis
                           ----------------------------------
                             Name:  Tina Kourmpetis
                             Title: Director

                             Initial Commitment: $50,000,000







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